                                                                EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 1, 1996, included in APAC TeleServices, Inc. Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.


                                                            ARTHUR ANDERSON LLP
                                                            -------------------
                                                            ARTHUR ANDERSON LLP

Chicago, Illinois
October 31, 1996